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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[_]  Soliciting Material Under Rule 14a-12

                        AMERICAN TECHNICAL CERAMICS CORP.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

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         2)       Aggregate number of securities to which transaction applies:

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         3)       Per unit price or other underlying value of transaction
                  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         4)       Proposed maximum aggregate value of transaction:

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         5)       Total fee paid:

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[_] Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

                  1)  Amount previously paid:

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                  2)  Form, Schedule or Registration Statement No:

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                  3)  Filing party:

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                  4)  Date Filed:

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                        AMERICAN TECHNICAL CERAMICS CORP.
                                      PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Victor Insetta and Kathleen M. Kelly, and each of them, the attorneys and proxies of the undersigned, with power of substitution, to represent and vote on behalf of the undersigned all the shares of common stock of American Technical Ceramics Corp. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of American Technical Ceramics Corp. to be held at 2201 Corporate Square Boulevard, Jacksonville, Florida, 32216, on Wednesday, November 19, 2003, at 1:00 p.m., local time, and any adjournment or postponement thereof, with all powers the undersigned would have if personally present, hereby revoking all proxies heretofore given with respect to such stock, upon the following proposals more fully described in the notice of and proxy statement for the Annual Meeting (receipt of which is hereby acknowledged).

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.


             CONTINUED, AND TO BE SIGNED AND DATED, ON REVERSE SIDE.







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A [X] Please mark you votes as in this example.

                           FOR all nominees                       WITHHOLD              The Board of Directors
                            listed at right                       AUTHORITY             Recommends a Vote For (1) and (2).
                          (except as marked to                to vote for all
                           the contrary below)               nominees listed at right   Nominees:         Victor Insetta
                                                                                                          Dov S. Bacharach
1.   ELECTION              [_]                                 [_]                                        O. Julian Garrard III
     OF DIRECTORS:                                                                                        Stuart P. Litt
                                                                                                          Chester E. Spence
                                                                                                          Thomas J. Volpe

                  INSTRUCTION:  To withhold authority to vote for any individual nominee(s),
                  ------------  draw a line through the name of the nominee(s) above.

2.       PROPOSAL TO RATIFY THE APPOINTMENT                   FOR             AGAINST         ABSTAIN
         OF KPMG LLP AS THE INDEPENDENT PUBLIC                [_]               [_]             [_]
         ACCOUNTANTS OF THE CORPORATION FOR
         THE FISCAL YEAR ENDING JUNE 30,2004.

3.       IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.
                                                                                  I WILL                    WILL NOT
                                                                                    [_]                        [_]

                                                                                       ATTEND THE ANNUAL MEETING


                                    PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                                    USING THE ENCLOSED ENVELOPE.



 Signature: ___________________________ Signature: ___________________________ Dated: __________, 2003

 NOTE: Please sign exactly as your name(s) appear above. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please sign in full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or a limited liability company, please sign in partnership or limited liability company name by authorized person.